Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations

17 Discontinued Operations

On July 4, 2011, we sold our Sound Solutions business (formerly included in our Standard Products segment) to Knowles Electronics, LLC (“Knowles Electronics”), an affiliate of Dover Corporation for $855 million in cash. The transaction resulted in a gain of $414 million, net of post-closing settlements, transaction-related costs, including working capital settlements, cash divested and taxes, which is included in income from discontinued operations. In relation to the other costs of this disposal, liabilities were included in the accrued liabilities and provisions for continuing operations. Cash payments of $45 million made in 2012 related to these liabilities are reported as cash flows from discontinued operations. The Consolidated Financial Statements have been reclassified for all periods presented to reflect the Sound Solutions business as a discontinued operation.

The following table summarizes the results of the Sound Solutions business included in the consolidated statements of income as discontinued operations for 2012, 2011 and 2010:

	2012	2011	2010
Revenue	—	140	354
Costs and expenses	—	(116)	(283)

Income attributable to discontinued operations	—	24	71
Provision for income taxes	—	(4)	(12)

Income attributable to discontinued operations, net of taxes, before disposal	—	20	59

Gain on disposal of discontinued operations (net of taxes)	1	414	—

Income from discontinued operations after disposal	1	434	59